Exhibit 10.6

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

API SUPPLY AGREEMENT

by and between

PFIZER INC. and

CLARUS THERAPEUTICS, INC.

dated as of September 11, 2013

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

This API SUPPLY AGREEMENT (this “Supply Agreement” or this “Agreement”), dated as of September 11, 2013 (the “Supply Agreement Effective Date”), is by and between Pfizer Inc. (“Pfizer”), organized and existing under the laws of Delaware and doing business at 235 East 42nd Street, New York, NY 10017 and CLARUS THERAPEUTICS, INC., a corporation with offices at 555 SKOKIE BLVD., SUITE 340, NORTHBROOK, IL 60062 (“Customer”).

WHEREAS, Customer is desirous of purchasing from Pfizer API Bulk Drug Substance and Pfizer is agreeable to supply same under the terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained in this Agreement, intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.01                                                                        Definitions. For purposes of this Agreement:

“Affiliate” means, with respect to any Party, any Person controlling, controlled by or under common control with such Party. For purposes of this definition and Section 9.09 of this Agreement, “control” means (a) in the case of a Person that is a corporate entity, direct or indirect ownership of fifty percent (50%) or more of the stock or shares having the right to vote for the election of directors of such Person and (b) in the case of a Person that is an entity, but is not a corporate entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Active Pharmaceutical Ingredient (API) Bulk Drug Substance” or “Product” means testosterone undecanoate, as more fully described in the Specifications.

“Batch” means a specific quantity of API Bulk Drug Substance that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the applicable Batch Records.

“Batch Records” means, with respect to a Batch, the documents, prepared in accordance with cGMP, recording the relevant Manufacturing or packaging of the API Bulk Drug Substance, including the controls, quality specifications, regulatory and other requirements, under which such Batch of API Bulk Drug Substance was Manufactured or packaged.

“Business Day” means a day on which banking institutions in New York City, New York are open for business.

“Certificate of Analysis” shall mean a document, dated and signed by a duly authorized representative of the quality control or quality assurance department of Pfizer, certifying that a Batch of API Bulk Drug Substance meets all Specifications.

“cGMP” means current good Manufacturing practices applicable to the Manufacture of API Bulk Drug Substance, promulgated or adopted by USFDA.

“Diligent Efforts” as applied to each Party’s obligations hereunder, shall mean diligent and consistent application of those efforts and resources commonly associated with the customary business practice and standards in the pharmaceutical industry to Manufacture and supply.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Facility” means any of Pfizer’s manufacturing facilities located in Kalamazoo, MI (which shall be referred to herein as the “Michigan Facility”), Tuas, Singapore and/or Ringiskiddy, Ireland.

“Manufacture” or “Manufacturing” means activities directed to producing, manufacturing, processing, packaging, labeling, quality assurance testing and release, shipping and storage.

“Manufacturing Process” means any and all processes (or any step in any process) used or planned to be used by Pfizer or its approved subcontractor to Manufacture API Bulk Drug Substance, as evidenced in the Batch Records or Master Batch Record.

“Master Batch Record” means the template Batch Record to be used by Pfizer to guide and document the production of each Batch of API Bulk Drug Substance Manufactured hereunder.

“Party” means either Pfizer or Customer.

“Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government, or any agency or political subdivision thereof.

“Quality Agreement” means an agreement between the Parties that describes the Parties’ quality control, technical, quality assurance and regulatory responsibilities relating to the Manufacture and release of API Bulk Drug Substance Manufactured under this Agreement.

“Reprocess” or “Reprocessing” means introducing API Bulk Drug Substance back into the Manufacturing Process and repeating appropriate manipulation steps that are part of the established Manufacturing Process. Continuation of a process step after an in-process control test showing the process to be incomplete is not considered reprocessing.

“Rework” or “Reworking” means subjecting API Bulk Drug Substance to one or more processing steps that are different from the established Manufacturing Process with the intention of Manufacturing API Bulk Drug Substance that meets the Specifications and the requirements of this Agreement.

“Specifications” means the specifications of API Bulk Drug Substance as set forth in Schedule 1.01 hereto.

“Third Party” means any Person other than a Party or any of its Affiliates.

“USFDA” means the United States Food and Drug Administration or any successor in responsibility thereof.

1.02                                                          Other Terms. The following terms have the meanings set forth in the Sections set forth below:

Term	Section
“Agreement” or “Supply Agreement”	Preamble
“Customer”	Preamble
“Customer Indemnified Parties”	6.01
“Confidential Information”	7.01

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Term	Section
“Delivery”	2.03(a)
“Indemnified Party”	6.04(a)
“Indemnifying Party”	6.04(a)
“Initial Supply Forecast”	2.02(a)
“Losses”	6.01
“Pfizer”	Preamble
“Pfizer Indemnified Parties”	6.02
“Purchase Order”	2.02(c)
“Records”	5.01
“Rolling Supply Forecast”	2.02(b)
“Severed Clause”	9.04
“Supply Agreement Effective Date”	Preamble
“Term”	8.01

ARTICLE II

SUPPLY OF PRODUCTS

2.01                                                          Supply. Subject to, and in accordance with, the terms and conditions of this Agreement:

(a)                                               Supply. Pfizer or its designate Affiliate shall use Diligent Efforts to Manufacture, and Customer shall purchase from Pfizer or its designate Affiliate and in accordance with the Initial Supply Forecast and the Rolling Supply Forecast, Customer’s requirements of API Bulk Drug Substance.

(b)                                               Quality Agreement. Representatives of the Parties’ quality assurance departments shall meet to develop and approve a Quality Agreement. In the event of conflict between terms of the Quality Agreement and this Supply Agreement, the terms of this Supply Agreement will govern. The Quality Agreement may be modified from time to time by mutual written agreement. Once executed by both Parties, the Quality Agreement shall be incorporated into and made part of this Agreement by this reference.

(c)                                                Performance of Services. Pfizer will perform or cause its approved subcontractors to perform all services at a cGMP facility, will provide, or cause its approved subcontractors to provide, all staff necessary to perform the services in accordance with the terms of this Agreement, and will hold, or cause its approved subcontractors to hold, at such facility all equipment and other items used in the services. Pfizer will not change, or permit any of its approved subcontractors to change, the location of such facility or use any additional facility that is separate from an existing facility for the performance of services under this Agreement without at least [***] prior written notice to Customer.

(d)                                               Subcontracting. Pfizer may subcontract any part of its Manufacturing obligations to a duly qualified Third Party manufacturer, , as long as Pfizer will be responsible for the performance of any such subcontractor as if such performance had been provided by Pfizer itself under this Agreement.

(e)                                                Capacity. Manufacturer shall use commercially reasonable efforts to devote adequate manufacturing capacity to be capable of manufacturing and supplying a minimum of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[***] of Product to Customer in accordance with the provisions of this Agreement. If Customer’s demand for Product from Pfizer will exceed more than [***], Customer shall notify Pfizer of such requirement [***] in advance of such requirement to allow Pfizer sufficient time to use commercially reasonable efforts to allocate manufacturing capacity to be capable of manufacturing and supplying Product in excess of [***] but no more than a maximum of [***]; provided, however, that Manufacturer shall not be required to purchase any new equipment, install any equipment purchased or requested by Customer or add any additional manufacturing or storage capacity for the manufacturing and other activities to be carried out by Manufacturer hereunder. If Customer’s demand for Product from Pfizer will exceed [***], Customer shall notify Pfizer of such requirement [***] in advance of such requirement to allow the Parties time to meet and conduct good faith discussions on how the Parties can develop capacity to supply Product in excess of [***].

(f)                                                 Customer commits to purchase at least [***] of their Product requirement on an annual basis, up to a maximum of [***] from Pfizer.

2.02                                                          Forecasts for Supply.

(a)                                Initial Forecast. Upon execution of this Supply Agreement, Customer will provide Pfizer with Customer’s good faith estimate of Customer’s projected requirements for supply of API Bulk Drug Substance for delivery during the first [***] (such estimate, the “Initial Supply Forecast”). The first [***] of the Initial Supply Forecast will be binding and Customer shall issue a Purchase Order as contemplated by Section 2.02 herein for this first [***] of the initial rolling supply forecast. The following [***] of such Initial Supply Forecast will be a binding commitment in which the Customer shall not change the quantities in any month by more than [***]. The last [***] of such Initial Supply Forecast shall be a good faith estimate provided solely to assist Pfizer in production planning.

(b)                                Rolling Forecasts. By the last business day of the [***] and each [***] thereafter during the term of this Agreement, Customer shall provide Pfizer with Customer’s good faith estimate of Customer’s updated projected monthly requirements for supply of API Bulk Drug Substance for delivery during the following [***] (each such estimate, a “Rolling Supply Forecast”). The first [***] of each Rolling Supply Forecast will be binding and customer shall issue a Purchase Order as contemplated by Section 2.02 herein for this amount. The following [***] of such Rolling Supply Forecast will be a binding commitment in which the Customer shall not change the quantities in any month by more than [***], The last [***] of such Supply Forecast shall be a good faith estimate provided solely to assist Pfizer in production planning. For any volumes requested by Customer in excess of the Rolling Supply Forecast, Pfizer shall use commercially reasonable efforts to meet these requirements

(c)                                 Purchase Orders. The purchase and sale of all API Bulk Drug Substance under this Agreement will be implemented by Customer’s issuance of individual written purchase orders to Pfizer for specific quantities of API Bulk Drug Substance (each a “Purchase Order”), at least [***] before the beginning of each succeeding [***]. Each Purchase Order will set forth the quantities of API Bulk Drug Substance desired, the shipping location and dates by which delivery is to be made, said delivery dates to be no earlier than [***] and no later than [***] after delivery of such Purchase Order. In addition, for any binding [***] of a Rolling Supply Forecast, the sum of quantities of API Bulk Drug Substance in Purchase Orders must meet the quantity

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

requirements pursuant to Section 2.02(b), unless otherwise agreed to by the Parties. As long as a Purchase Order is consistent with the terms and conditions of this Agreement, Pfizer shall acknowledge such Purchase Order within [***] of delivery, failing which the Purchase Order will be deemed given and accepted at the expiration of such [***] period.

(d)                                Each Purchase Order issued by Customer and received by Pfizer as provided in this Section 2.02 constitutes the binding obligation of Pfizer to Manufacture, sell and deliver to Customer whole Batch quantities, except during the pre-approval period, or quantities in increments of prepackaged stock of API Bulk Drug Substance by the delivery date specified in such Purchase Order, and the binding obligation of Customer to purchase the quantity of API Bulk Drug Substance specified therein.

Subject to Section 2.02(e), Pfizer will supply quantities of API Bulk Drug Substance, in each case as set forth in the applicable Purchase Order received by Pfizer in accordance with this Section 2.02 and in accordance with the delivery schedule set forth therein. In the event of any conflict between the provisions of this Agreement and any Purchase Order, acknowledgement, invoice, bill of lading, acceptance or other preprinted form provided by either Party, the provisions of this Agreement shall govern. If Pfizer is unable to supply the Purchase Order within [***] after the requested delivery date due to an internal Pfizer production problem, then Customer shall have the right to purchase more than [***] of its annual requirement for the Product from a supplier other than Pfizer provided that such purchasing above the [***] annual requirement may only occur for the period of time that Pfizer is temporarily unable to supply Customer’s requirements and shall immediately cease upon termination of such inability, and finally also provided that the requirements of Customer that PFIZER shall not have met shall be normal and ordinary requirements, as determined by ordinary purchases of the Product made by Customer from Pfizer in the immediately preceding months.

(e)                                 All API Bulk Drug Substance ordered by Customer pursuant to a Purchase Order or forecast by Customer pursuant to this Section 2.02 shall be consistent with Pfizer’s then-current minimum Batch sizes, or multiples thereof. Any change to such minimum batch sizes will not have any effect on any binding forecasts previously submitted by Customer.

(f)                                  The Parties shall use commercially reasonable efforts to correspond and/or meet periodically, at mutually convenient times and places, to discuss each Party’s requirements under this Section 2.02 and the mechanisms that can be established to assure that those requirements are met on a timely basis.

(g)                                 Pfizer shall exercise its commercially reasonable efforts to comply with changes to Purchase Orders that Customer may request after receipt and acceptance thereof by Pfizer, but shall not be liable for its inability to do so. Purchase Orders may be amended by mutual agreement of the Parties.

(h)                                If Pfizer shall fail to deliver the full quantity of API Bulk Drug Substance specified in a Purchase Order submitted by Customer in accordance with this Agreement by the delivery date specified therein, then Customer may cancel such remaining commitment of such Purchase Order that was not delivered by Pfizer.

2.03                                                          Shipments.

(a)                                              Freight and insurance from the Michigan Facility to the location designated by Customer pursuant to the applicable Purchase Order shall be for the account of Customer or shall be reimbursed by Customer. Pfizer shall be responsible for all tariffs, customs, clearance and other similar charges for freight and insurance to the Michigan Facility from any other Facility or facility of an

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

authorized subcontractor. Title shall pass to Customer, and the risk of loss, delay or damage in transit shall be with Customer from and after delivery to the designated carrier at the Michigan Facility (“Delivery”), after which Customer shall be liable for any and all expenses or costs arising out of any further exportation, importation, or use by Customer, including any taxes or tariffs due or arising out of the use of the API Bulk Drug Substance by Customer, and Customer shall be responsible for obtaining all applicable licenses, Regulatory Approvals or clearances to and for any further export, import, or use of the API Bulk Drug Substance. Pfizer shall include the following with each shipment of API Bulk Drug Substance: (i) Pfizer lot and Batch numbers, (ii) the quantity of API Bulk Drug Substance included in such shipment (iii) a Certificate of Analysis, and (iv) a bill of lading.

(b)                                              Customer will promptly notify Pfizer in writing of loss, damage, defect or non-delivery of any separate part of a shipment of API Bulk Drug Substance after Delivery of such shipment to Customer, or its designee, and if any loss, damage, defect or partial non-delivery is present but is not evident to Customer at the time of Delivery, such notification by Customer to Pfizer will be made no later than sixty (60) days after receipt by Customer; provided, however, that Customer shall notify Pfizer within ten (10) Business Days after receipt of such shipment if Customer is rejecting such shipment due to obvious external physical damage or quantity discrepancies that are, or would be, evident upon visual inspection of such packaged API Bulk Drug Substance as shipped by Pfizer.

2.04                                                          Product Acceptance.

(a)                                              Customer shall have [***] after Delivery to notify Pfizer of any deficiencies or objections to the Product(s). Any notice of rejection by Customer shall be accompanied by a reasonably detailed statement of its reasons for rejection. Pfizer shall notify Customer in writing as promptly as practicable, but in any event, within [***] after receipt of such notice of rejection, whether it accepts or rejects Customer’s assertions of non-conformity or noncompliance. If Customer does not notify Pfizer of any objections to the Product(s) within the [***] period above noted, it will be conclusively presumed that the Product(s) are satisfactory.

(b)                                              In case of any disagreement between the Parties as to whether API Bulk Drug Substance conforms to the applicable Specifications, the quality assurance representatives of the Parties will discuss in good faith to attempt to resolve any such disagreement and Customer and Pfizer will follow their respective standard operating procedures to determine the conformity of the API Bulk Drug Substance to the Specifications. If the foregoing discussions do not resolve the disagreement in a reasonable time (which will not exceed [***], a sample of Pfizer’s USFDA retained sample and a sample of the API Bulk Drug Substance in question will be submitted for retesting by Pfizer and Customer on a side-by-side basis for final determination of whether such API Bulk Drug Substance conforms to the Specifications. Such retesting will be performed in a laboratory designated by Customer and agreed to by Pfizer using the test methods referenced in the Specifications contained in this Agreement and with representatives from both Parties present at all retesting. The determination of conformance or nonconformance by such retesting with respect to all or part of such API Bulk Drug Substance will be final and binding on the Parties. The expenses of such retesting shall be borne by Pfizer if the testing confirms nonconformance, and otherwise by Customer if the testing confirms conformance.

(c)                                               If Pfizer accepts Customer’s assertion that a Batch of API Bulk Drug Substance failed to conform to the Specifications, or if such API Bulk Drug Substance is found under Section 2.04(b) not to conform to the Specifications, then Pfizer will, at Pfizer’s sole option, (i) refund in full the fees and expenses paid by Customer for such Batch; or (ii) at Pfizer’s cost and expense, produce a new Batch of API Bulk Drug Substance as soon as reasonably possible; or (iii) Rework or Reprocess the API Bulk Drug Substance, at Pfizer’s cost and expense, so that the Batch conforms to Specifications.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(d)                                              If Pfizer requests that Customer return or dispose of any nonconforming or noncomplying API Bulk Drug Substance, Pfizer will reimburse Customer for reasonable return shipping charges incurred by Customer for such return shipment or lawful disposal of such nonconforming or noncomplying API Bulk Drug Substance. Pfizer shall give Customer written instructions as to how Customer should lawfully dispose of such nonconforming or noncomplying API Bulk Drug Substance, and Customer shall provide Pfizer with written certification of such destruction. Pfizer shall reimburse Customer for reasonable expenses incurred by Customer for such lawful disposal of such nonconforming or noncomplying API Bulk Drug Substance.

2.05                                                          Change in Specifications

(a)                                              If at any time USFDA or a change to applicable law requires Pfizer to change the Specifications, configuration, packaging and/or Manufacturing Process for API Bulk Drug Substance to be supplied to Customer hereunder, (i) Pfizer will provide Customer with as much notice as possible of such change, and (ii) Pfizer shall bear all costs and expenses associated with such change; provided however, that each Party will be responsible for, and will bear the costs of, any filings or other actions it must take with USFDA as a result of such change.

(b)                                              If at any time Pfizer wishes to change the Specifications, configuration, packaging and/or Manufacturing Process for API Bulk Drug Substance to be supplied to Customer and such change is not required by USFDA or a change in applicable law, (i) Pfizer will provide Customer with at least [***] prior written notice of such change, and (ii) Pfizer shall bear all costs and expenses associated with such change; provided, however, that each Party will be responsible for any filings or other actions it must take with USFDA as a result of such change; provided, further than Pfizer shall bear the costs and expenses associated with such filings or actions taken with the USFDA.

(c)                                               If at any time Customer wishes to change the Specifications, configuration, packaging and/or Manufacturing Process for API Bulk Drug Substance to be supplied to Customer and such change is not required by USFDA or a change in applicable law, (i) Customer will request such change in writing, and (ii) the Parties agree to meet promptly to discuss the feasibility of the requested change but the decision to accept such a request to change will be entirely at Pfizer’s discretion, (iii) if Pfizer agrees to implement the requested change, Customer shall bear all costs and expenses associated with such change; including but not limited to the costs of, any filings or other actions Pfizer must take with USFDA as a result of such change.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

3.01                                                          Representations, Warranties and Covenants. The Parties represent and warrant as follows:

(a)                                              Representations of Authority. Pfizer and Customer each represents and warrants to the other Party that, as of the Supply Agreement Effective Date, it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement.

(b)                                              No Conflict. Pfizer and Customer each represents and warrants to the other Party that the execution and delivery of this Agreement by such Party and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable law existing as of the Supply Agreement Effective Date applicable to such Party and (ii) do not conflict with, violate,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Supply Agreement Effective Date.

(c)                                               Enforceability. Pfizer and Customer each represents and warrants to the other Party that, as of the Supply Agreement Effective Date, this Agreement is a legal and valid obligation binding upon it and is enforceable against it in accordance with its terms.

3.02                                                          Additional Representations Warranties and Covenants of Pfizer. Pfizer further represents, warrants and covenants that, at the time of delivery to Customer, the API Bulk Drug Substance manufactured under this Agreement will have been manufactured in accordance with cGMP and all other applicable law, the Quality Agreement, and Specifications. Pfizer represents and warrants that Pfizer and its employees, affiliates, contractors, and agents have never been debarred or convicted of a crime for which a person can be debarred under the Federal Food, Drug, and Cosmetic Act.

3.03                                                          Additional Representations Warranties and Covenants of Customer. Customer further represents, warrants and covenants to Pfizer that Customer shall adhere to all applicable laws relating to the handling, storage, use, disposal, sale, advertising and marketing of all API Bulk Drug Substance and product containing such API Bulk Drug Substance while such API Bulk Drug Substance or such product is in Customer’s possession and/or control.

3.04                                                          Limited Applicability. The representations and warranties of a Party set forth in this Agreement are intended for the sole and exclusive benefit of the Parties hereto, and may not be relied upon by any Third Party, other than permitted successors or assigns.

3.05                                                          Limitation. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, PFIZER MAKES NO REPRESENTATION NOR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO CUSTOMER, AND PFIZER HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO THE API BULK DRUG SUBSTANCE SUPPLIED HEREUNDER. PFIZER HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF ANY PRODUCT USING THE API BULK DRUG SUBSTANCE WILL BE SUCCESSFUL OR THAT THE API BULK DRUG SUBSTANCE WILL BE ACCEPTABLE TO, OR SUITABLE FOR USE IN PRODUCING A PRODUCT ACCEPTABLE TO, USFDA FOR SUBMISSION APPROVAL PURPOSES.

3.06                                                          Insurance. Each party shall maintain at its own cost full and sufficient third party, public and product liability, and product recall insurance, which may be by means of self- insurance, to cover its actual and potential liabilities hereunder and shall provide to the other a certificate of such insurance (or equivalent) upon request.

ARTICLE IV

PURCHASE PRICE FOR PRODUCTS; PAYMENTS

4.01                                                          Price and Payments.

(a)                                              Price. The purchase price of API Bulk Drug Substance sold to Customer under this Agreement is outlined below, based upon quantities of Product purchased during a calendar year:

Tier Quantity (annum)	Price per kilogram
[***]	[***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

(b)                                              Payments. Payments for all supply will be made in accordance with Section 4.02.

4.02                                                          Payment Terms.

(a)                                              Customer shall make all payments required under this Agreement by wire transfer in United States dollars to a bank account designated by Pfizer.

(b)                                              Pfizer shall submit invoices, on a Purchase Order-by-Purchase Order basis, to Customer for API Bulk Drug Substance with Delivery of such API Bulk Drug Substance. The invoices shall reflect the price per kilogram of API Bulk Drug Substance provided in Section 4.01(a). Clarus shall pay Pfizer in full [***] prior to requested delivery date of each shipment of Product. For the avoidance of doubt, Pfizer shall not be required to ship any Product to Clarus until full payment has been received. The parties agree to meet every [***] and review the feasibility of Pfizer establishing new credit terms for Clarus, with the goal of Pfizer, at its sole discretion, taking the decision to modify the payment terms to net [***]. For avoidance of doubt, if an invoice contains both amounts that are subject to a bona fide dispute and amounts that are not subject to such a dispute, Customer will pay the amounts not subject to such dispute within such [***] period.

4.03                                                          Currency. All dollar ($) amounts specified in this Agreement are United States dollar amounts.

ARTICLE V

OTHER OBLIGATIONS

5.01                                                          Records. Pfizer will keep complete and accurate records (including without limitation reports, accounts, data, and records of all information and results obtained from performance of services) of all work done by it under this Agreement, in form and substance as specified in the Quality Agreement and this Agreement (collectively, the “Records”). While in the possession or control of Pfizer, Records will be available at reasonable times for inspection, examination and copying by USFDA and Customer. Pfizer will ensure that all Records of the Manufacture of API Bulk Drug Substance under this Agreement will be retained and archived in accordance with cGMP and applicable law, but in no case for less than a period of five (5) years following completion of the applicable Manufacturing cycle.

ARTICLE VI

INDEMNIFICATION

6.01                                                          General Indemnification by Pfizer. Pfizer shall indemnify and hold harmless Customer, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Customer Indemnified Parties”), from, against and in respect of any and all actions, liabilities, losses, costs (including costs of investigation, defense and enforcement of this Agreement), damages, fines, penalties, government orders, taxes, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses), involving a claim or action of a Third Party or

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

governmental authority (collectively, “Losses”), incurred or suffered by the Customer Indemnified Parties or any of them as a result of, arising out of or directly or indirectly relating to: (i) any breach of Agreement by Pfizer; or (ii) the negligence, intentional misconduct or violation of law by or of Pfizer, its Affiliates and their respective directors, officers, employees and agents or any of them, except, in each case, to the extent caused by the gross negligence, willful misconduct or violation of law of or by Customer or any of the other Customer Indemnified Parties.

6.02                                                General Indemnification by Customer. Customer shall indemnify and hold harmless Pfizer, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Pfizer Indemnified Parties”), from, against and in respect of any and all Losses incurred or suffered by the Pfizer Indemnified Parties or any of them as a result of, arising out of or directly or indirectly relating to: (i) any breach of this Agreement by Customer; or (ii) the negligence, intentional misconduct or violation of law by or of Customer, its Affiliates and their respective directors, officers, employees and agents or any of them, except, in each case, to the extent caused by the gross negligence, willful misconduct or violation of law of or by Pfizer or any of the other Pfizer Indemnified Parties.

6.03                                                Product Liability Indemnification. Notwithstanding Sections 6.01 and 6.02, Customer shall indemnify and hold harmless the Pfizer Indemnified Parties from, against and in respect of any and all Losses involving a Third Party products liability claim or action incurred or suffered by the Pfizer Indemnified Parties or any of them directly or indirectly or relating to API Bulk Drug Substance or any product formulated using API Bulk Drug Substance supplied hereunder by Pfizer to Customer.

6.04                                                Claims for Indemnification.

(a)                             A Person entitled to indemnification under this Article VI (an “Indemnified Party”) shall give prompt written notification to the person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party claim as provided in this Article VI shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice).

(b)                             Within [***] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.

(c)                              The Party not controlling such defense may participate therein at its own expense; provided, however, that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith; provided further, however, that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one counsel in any one jurisdiction for all Indemnified Parties.

(d)                             The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider in good faith recommendations made by the other Party with respect thereto.

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(e)                                  The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party, without the prior written consent of the Indemnified Party.

6.05                                                          Limitation of Liability.

(a)                                 Except for damages or claims to the extent resulting from Pfizer’s gross negligence, fraud or willful misconduct, in no event shall Pfizer’s total liability to Customer arising under this Agreement exceed [***]; provided, however, that the foregoing liability cap shall not apply to amounts paid or payable by a party in connection with its indemnification obligations under this Article VI.

(b)                                 In the event that Customer shall be required or shall voluntarily decide to recall any product that incorporates API Bulk Drug Substance manufactured by Pfizer pursuant to this Agreement, then Pfizer shall cooperate with Customer in implementing such recall. If such recall is initiated because of any failure of the Product to conform to the warranties set forth in this Section 6.05, Pfizer shall promptly reimburse Customer the Purchase Price paid by Customer with respect to the recalled API Bulk Drug Substance. For the sake of clarity and the avoidance of doubt, such remedy shall not be an exclusive remedy, but shall be in addition to any remedies that may otherwise be available to the Customer.

(c)                                  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, LOST GOODWILL, LOST REVENUE ANDLOST OPPORTUNITY) ARISING OUT OF ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT OR WITH RESPECT TO ITS PERFORMANCE HEREUNDER; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE CONSTRUED TO PRECLUDE RECOVERY IN RESPECT OF ANY LOSS DIRECTLY INCURRED OR SUFFERED FROM THIRD PARTY CLAIMS.

ARTICLE VII
CONFIDENTIALITY AND PUBLICITY

7.01                                                          Confidential Information. During the Term and for a period of [***] after expiration or termination of this Agreement, each Party agrees to keep in confidence and not to disclose to any Third Party, or use for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, any Confidential Information of the other Party. “Confidential Information” shall mean all trade secrets or confidential or proprietary information of the disclosing Party designated as such in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by the disclosing Party to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party by the disclosing Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information if its confidential nature is reasonably apparent from the circumstances of disclosure, context and subject

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matter, despite the absence of an identifying stamp or legend. The terms and existence of this Agreement shall be considered Confidential Information hereunder. The restrictions on the disclosure and use of Confidential Information set forth in the first sentence of this Section 7.01 shall not apply to any Confidential Information that:

(a)                                 was known by the receiving Party prior to the disclosure by the disclosing Party hereunder (as evidenced by the receiving Party’s written records or other competent evidence);

(b)                                 is or becomes part of the public domain through no fault of the receiving Party;

(c)                                  is disclosed to the receiving Party by a Third Party having a legal right to make such disclosure without violating any confidentiality or non-use obligation that such Third Party has; or

(d)                                 is independently developed by personnel of the receiving Party who did not have access to the Confidential Information (as evidenced by the receiving Party’s written records or other competent evidence).

In addition, if either Party is required to disclose Confidential Information of the other Party by regulation, law or legal process, such Party shall provide prior notice of such intended disclosure to such other Party if possible under the circumstances and shall disclose only such Confidential Information of such other Party as is required to be disclosed.

7.02                                                                        Employee, Consultant and Advisor Obligations. Each Party agrees that it and its Affiliates shall provide or permit access to Confidential Information received from the other Party and such Party’s Affiliates and representatives only to the receiving Party’s employees, consultants and advisors and to the employees, consultants and advisors of the receiving Party’s Affiliates who, in such Party’s reasonable judgment have a need to know such Confidential Information to assist the receiving Party with the activities contemplated by this Agreement and who are subject to obligations of confidentiality and non-use with respect to such Confidential Information similar to the obligations of confidentiality and non-use of the receiving Party pursuant to Section 7.01; provided, however, that Pfizer and Customer shall each remain responsible for any failure by its Affiliates, and its and its Affiliates’ respective employees, consultants and advisors, to treat such Confidential Information as required under Section 7.01 (as if such Affiliates, employees, consultants and advisors were Parties directly bound by the requirements of Section 7.01).

7.03                                                                        Publicity. Neither Party shall issue a press release or other public announcement relating to this Agreement or its subject matter without the prior written approval of the other Party.

ARTICLE VIII
TERM AND TERMINATIONAND SUPPLY FAILURE

8.01                                                                        Term. This Agreement shall become effective as of the Supply Agreement Effective Date and, unless sooner terminated as provided in this Article VIII or unless extended pursuant to a written agreement of the Parties, shall continue until the Third anniversary of the Supply Agreement Effective Date (the “Term”). At the end of the Initial Term, the Agreement will be automatically extended for additional one (1) Contract Year periods not to exceed three extensions (each an “Extension Period”). Parties can terminate the Agreement by giving notice at minimum (1) one Contract Year before the end of the then Current Term to the other Party.

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8.02                                                                        Termination.

(a)                                               Termination by Pfizer. Pfizer shall have the right to terminate this Agreement under this Section 8.02(a) upon written notice to Customer if Customer breaches any material obligation hereunder, including without limitation failing to pay any amount due hereunder which is not subject to a bona fide dispute when due hereunder (as described in the last two (2) sentences of Section 4.02(b) hereof), within the time required for such payment and such payment default is not cured within [***] after the receipt of written notice to Customer specifying such payment default, and such other default is not cured within [***] after receipt of written notice to Customer specifying such other default. During the initial Term or any Extension Period, Pfizer shall have the right in its sole discretion to terminate this Agreement upon [***] prior written notice to Customer without cause.

(b)                                               Termination by Customer; Supply Failure. If Pfizer defaults under or fails to comply with any of its material obligations contained in this Agreement and (A) if such default is not curable, Customer shall have the right to terminate this Agreement upon written notice to Pfizer, or (B) if such default is curable and is not cured within [***] after the receipt of written notice to Pfizer specifying such default, Customer shall have the right to terminate this Agreement upon written notice to Pfizer. During the initial Term or any Extension Period, Customer shall have the right in its sole discretion to terminate this Agreement upon [***] prior written notice to Pfizer without cause.

(c)                                                Inventory. If Customer terminates this Agreement, Customer shall, within [***] of such termination, (i) reimburse Pfizer for the reasonable, non-cancelable costs for work in progress which shall include but not limited to the raw materials used to manufacture Product and inventory of all intermediates used in the manufacture of Product including 1TTB and TTU that Pfizer is not able to apply to another use through commercially reasonable efforts and (ii) purchase all of Pfizer’s Product inventory, not to exceed quantities in excess of those covered by purchase orders or binding forecasts.

(d)                                               Other Remedies. Any termination of this Agreement as provided herein shall not be an exclusive remedy but shall be in addition to any remedies that may otherwise be available to either Party.

8.03                                                                        Effect of Termination of this Agreement. Upon any termination of this Agreement, Customer will promptly return to Pfizer all relevant records, materials or Pfizer Confidential Information relating to the API Bulk Drug Substance in its (or any of its Affiliates’ or contractors’) possession or control.

8.04                                                                        Accrued Rights; Surviving Obligations. Upon termination of this Agreement, the Parties will have no further obligations to each other, except that termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration. Further, such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. In addition, all of the Parties’ rights and obligations under Articles III, IV, V, VI, VII and VIII, Sections 9.02 and 9.03, and subsection 2.01(b) shall survive termination

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ARTICLE IX
MISCELLANEOUS

9.01                                                                        Choice of Law. This Agreement shall be governed by and interpreted under the laws of the State of New York without reference to conflicts of laws principles. The Parties hereby consent to the jurisdiction of the Federal Courts of New York City, New York in respect of any dispute concerning this Agreement or the subject matter of this Agreement.

9.02                                                                        Notices. Any notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing and shall be deemed to have been delivered upon personal delivery or (a) in the case of notices provided between the Parties by regular mail, five (5) Business Days after deposit in the mail or the Business Day next following deposit with a reputable overnight courier and (b) in the case of notices provided by facsimile (which notice shall be followed immediately by an additional notice pursuant to clause (a) above if the notice is of a default hereunder), upon completion of transmission to the addressee’s facsimile number, as follows (or at such other addresses or facsimile numbers as may have been furnished in writing by one of the Parties to the other as provided in this Section 9.02):

If to Pfizer:	Pfizer Inc.
7000 Portage Road
Kalamazoo, MI 49001
	Attention:	President, Pfizer CentreSource
	Facsimile No.:	269-833-3604

With a copy to:	Pfizer Inc.,
7000 Portage Road
Kalamazoo, MI 49001
	Attention:	Senior Corporate Counsel
	Facsimile No.:	269-833-3661

If to Customer:	Clarus Therapeutics, Inc.
555 Skokie Blvd., Suite 340
Northbrook, IL 60062
	Attention:	Chief Executive Officer
	Facsimile No.:	(847) 562-4306

With a copy to:	Goodwin Procter, LLP
53 State Street
Boston, MA 02109
	Attention:	Christopher Denn, Esq.
	Facsimile No.:	(617) 523-1231

9.03                                                                        Non-Waiver. The failure of either Party to enforce or to exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement does not constitute, and shall not be construed as, a waiver of such term or right, and shall in no way affect that Party’s right later to enforce or exercise such term or right.

9.04                                                                        Severability. If under applicable law or regulation, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity or enforceability of any material provision of this Agreement (such invalid or unenforceable provision, a “Severed Clause”), this Agreement shall endure except for the Severed Clause. The Parties shall consult

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one another and use reasonable efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the Severed Clause in view of the intent of this Agreement.

9.05                                                                        Force Majeure. Neither Party shall be liable to the other Party for any failure to perform as required by this Agreement if the failure to perform is due to circumstances reasonably beyond such Party’s control including, without limitation, acts of God, civil disorders or commotions, acts of aggression, fire, terrorism (or the threat thereof), explosions, floods, drought, war, sabotage, embargo, utility failures, material shortages, labor disturbances, a national health emergency, or appropriations of property. Delays in the performance of Pfizer shall be similarly excused if due to such events of force majeure experienced by one or more of Pfizer’s suppliers or subcontractors. A Party whose performance is affected by a force majeure event shall take prompt action using its Diligent Efforts to remedy the effects of the force maj eure event.

9.06                                                                        Interpretation; Headings. Unless otherwise specified, all references herein to “Articles”, “Sections” or “subsections” are to Articles, Sections or subsections of this Agreement. In this Agreement, the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the word “will” shall be construed to have the same meaning and effect as the word “shall”. In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provisions of this Agreement. The definitions of the terms used in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

9.07                                                                        Integration. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all previous agreements, whether written or oral. This Agreement may be amended only in writing signed by properly authorized representatives of each of the Parties.

9.08                                                                        Independent Contractors; No Agency or Partnership. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, the legal relationship between the Parties shall be that of independent contractors. Neither of Pfizer and Customer shall hold itself out as a partner or agent of the other.

9.09                                                                        Assignability. Neither Party may assign any of its rights or delegate or subcontract any of its duties and obligations under this Agreement without the prior written consent of the other Party, which may be withheld at its discretion; provided, however, that either Party may assign any of its rights and delegate or subcontract any of its duties and obligations under this Agreement to any of its Affiliates without the approval of the other Party (such assignment, delegation or subcontracting to an Affiliate shall not relieve such Party of its responsibilities and liabilities hereunder and such Party shall remain liable to the other Party for the conduct and performance of its Affiliate), and, provided further, that Pfizer may assign without the prior consent of Customer, this Agreement to a third party in the event of a sale of the Pfizer’s facility, where the Product is manufactured, to such third party or in the event that any third party acquires all or substantially all of Pfizer’s assets related to the manufacture of such Product (including, without limitation, the sale, spin-off or such other corporate transaction by Pfizer), and, provided further, that Customer may assign, without the prior consent of Pfizer, this Agreement to a third party in connection with a corporate reorganization, consolidation, merger or sale or transfer of substantially all of its assets. Any such attempted assignment of rights or delegation or subcontracting of duties without the prior written consent of the other Party shall be void and ineffective. This Agreement shall apply to, inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. The Parties agree that this Agreement is not intended by any Party to

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give any benefits, rights, privileges, actions or remedies to any person or entity, partnership, firm or corporation as a third party beneficiary or otherwise under any theory of law.

9.10                                                                        Binding upon Successors. This Agreement shall enure to the benefit of and be binding upon each Party and its permitted successors and assigns.

9.11                                                                        Pfizer’s Name. Customer and Pfizer agree not to use or refer to, without the other party’s written permission, which permission may not be unreasonably withheld, the name of Pfizer or Customer or any of Pfizer’s or Customer’s Affiliates in any public statement, whether oral or written, including, but not limited to, shareholder reports, communications with stock market analysts, press releases or other communications with the media, or prospectuses.

9.12                                                                        Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument in effect as of the Supply Agreement Effective Date.

[Signature page follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative.

PFIZER INC.		CLARUS THERAPEUTICS, INC.

By:	/s/ Michael J.Kosko	By:	/s/ Robert E. Dudley

Name:	Michael J. Kosko	Name:	Robert E. Dudley

Title:	President, Pfizer CentreSource	Title:	President and CEO

Signed on the 16th day of September 2013		Signed on the 11th day of September 2013

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Schedule 1.1

Specifications of API Bulk Drug Substance

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